MASSMUTUAL FUNDS
MassMutual Clinton Limited Term Municipal Fund
MassMutual Clinton Municipal Fund
MassMutual Clinton Municipal Credit Opportunities Fund
MassMutual Global Floating Rate Fund
MassMutual Global Credit Income Opportunities Fund
MassMutual Emerging Markets Debt Blended Total Return Fund
Supplement dated March 25, 2024 to the
Prospectus dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
The following information replaces the 8th paragraph in the section titled Taxation and Distributions on page 100 of the Prospectus:
Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute at least annually substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund, except with respect to any capital gains, each Fund intends to declare a dividend daily and to pay out any dividends to shareholders at least monthly. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M(ADV)-24-02